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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): October 22, 2003

Mystic financial, inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23533 (Commission File Number)	04-3401049 (IRS Employer Identification No.)

60 High Street Medford, MA (Address of principal executive offices)	02155 (Zip Code)

Registrant's telephone number, including area code: (781) 395-2800

Not Applicable
(Former name or former address, if changed since last report)

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Items 1-6.	Not applicable.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	No financial statements are required to be filed with this Report.

(b)	No pro forma financial information is required to be filed with this Report.

(c)	The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Regulation FD Materials

99.2	Press Release issued by Mystic Financial, Inc. on October 22, 2003, furnished in accordance with Item 12 of this Report on Form 8-K.

Item 8.	Not applicable.

Item 9.	Regulation FD

Management's presentation at Mystic Financial, Inc.'s 2003 Annual Meeting of Stockholders held on October 22, 2003 is attached as Exhibit 99.1 to this Report.

The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

On October 22, 2003, Mystic Financial, Inc. announced its earnings for the three months ended September 30, 2003. A copy of the press release dated October 22, 2003, describing the earnings for this period is attached as Exhibit 99.2.

Items 10-11.	Not applicable.

Item 12.	Results of Operations and Financial Condition

See Item 9 per SEC Release 33-8216, March 27, 2003.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYSTIC FINANCIAL, INC.

By:	/s/ Anthony J. Patti
Anthony J. Patti Executive Vice President and Chief Financial Officer

Date: October 22, 2003

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Management's Presentation at Mystic Financial's 2003 Annual Meeting of Stockholders held on October 22, 2003
99.2	Press release dated October 22, 2003.

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